UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2012

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

10415 Riverside Drive # 102, Palm Beach Gardens, Florida 33410-4237

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 227-2727

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountants

Effective September 1, 2012, Meeks International, LLC (“MIL”), the independent registered public accounting firm of Attitude Drinks Incorporated (the “Company”), was acquired by Thomas, Howell, Ferguson, P.A. (“THF”) in a transaction pursuant to which MIL merged its operations into THF, and the professional staff and partners of MIL joined THF as employees with Charlie M. Meeks becoming a partner of THF.  As a result of the merger, MIL effectively resigned as the Company’s independent registered public accounting firm on September 6, 2012.  The Board of Directors of the Company was advised of the merger and approved the engagement of THF as the Company’s independent registered public accounting firm, effective September 6, 2012.

MIL audited the Company's consolidated financial statements for the fiscal years ended March 31, 2012 and March 31, 2011. The reports of MIL on the consolidated financial statements of the Company for the fiscal years ended March 31, 2012 and March 31, 2011 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with MIL's audits of the Company's financial statements for the fiscal years ended March 31, 2012 and March 31, 2011, and through the interim period ended June 30, 2012, the Company has had no disagreement with MIL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MIL, would have caused MIL to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended March 31, 2012 and March 31, 2011.

Prior to engaging THF, neither the Company nor anyone acting on the Company's behalf consulted THF regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided THF with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission as THF furnished the Company with a letter addressed to the Securities and Exchange Commission stating it agreed with above statements.  A copy of the letter, dated September 7, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

16.1           Letter from Thomas, Howell, Ferguson S.A. to SEC dated September 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2012

ATTITUDE DRINKS INCORPORATED

By: /s/ Roy G. Warren
Name: Roy G. Warren
Title: Chief Executive Officer